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                                                                    Exhibit 10.2

                                   TERM SHEET
                                       FOR
               RETIREMENT AND TERMINATION OF EMPLOYMENT AGREEMENT
            DATED OCTOBER 18, 1999 AS AMENDED, BETWEEN GENERAL CABLE
                       CORPORATION AND STEPHEN RABINOWITZ


TERMINATION OF EMPLOYMENT BY THE COMPANY:

General Cable gives notice of termination of Employment Agreement to Rabinowitz effective August 6, 2001, which ends the Agreement.

OBLIGATIONS OF COMPANY:

The Company's obligations to Executive will be to pay or do the following within 10 business days from the date of termination of employment:

         (a) Pay Base Salary earned but not paid prior to the date of the termination of employment.

         COMPANY  ACTION: PAY SALARY EARNED THROUGH AUGUST 6, 2001

         (b) Pay for all accrued but unused vacation time up to the date of the termination of the Executive's employment.

         COMPANY  ACTION: PAY 4 WEEKS VACATION PAY IN LUMP SUM

         (c)      Payment for any bonus deferred for any prior year.

         COMPANY  ACTION: NONE REQUIRED




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         (d)      A bonus payable under any Future Bonus Plan, to the extent earned but not paid with respect to 2001.

         COMPANY ACTION: MAKE PAYMENT OF ANY EARNED BONUS FOR 2001 UNDER ANY FUTURE BONUS PLAN. COMPANY WILL PAY BONUS OF $253,053, WHICH IS EQUAL TO ENTRY LEVEL PERFORMANCE UNDER THE COMPANY PERFORMANCE MATRIX FOR THE AIP AND MIP PLANS, FOR A PERIOD OF 33 WEEKS.

         (e) A lump sum amount equal to three (3) times the sum of (i) the Executive's current salary plus (ii) the target annual bonus under the Future Bonus Plan (equal to 120% of Base Pay).

         COMPANY ACTION: MAKE PAYMENT IN LUMP SUM THE AMOUNT OF $4,785,000

         (f) Immediate vesting of and lapsing of restrictions on all unvested Stock Awards held by the Executive on the date of the termination of employment.

         COMPANY ACTION: THE COMPANY WILL IMMEDIATELY VEST ALL UNVESTED RESTRICTED STOCK AND WAIVE ALL RESTRICTIONS. THIS REPRESENTS 60,000 UNVESTED RESTRICTED SHARES AS OF THE DATE OF TERMINATION.

         (g) Accelerate vesting of all Company stock options held by the Executive on the date of termination of employment with all stock options remaining exercisable


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                  for one year and otherwise subject to Employer's Stock
                  Incentive Plan.

         COMPANY ACTION: COMPANY WILL TAKE NECESSARY STEPS TO VEST 150,000 UNVESTED COMPANY STOCK OPTIONS HELD BY THE EXECUTIVE. OPTIONS WILL REMAIN EXERCISABLE FOR ONE YEAR.

         (h) Provide for continued participation for Rabinowitz as if he were still an Executive, in the Company's medical, dental, hospitalization and life insurance plans, programs and arrangements in which he is participating on the date of the termination of Executive's employment ("Programs") on the same terms and conditions as other executives under such Programs until the earlier of three (3) years from the date of the Executive's termination or the date Executive receives equivalent coverage and benefits under the Programs of a subsequent employer (coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis)

         COMPANY ACTION: COMPANY WILL CONTINUE PARTICIPATION FOR EXECUTIVE IN THE PROGRAMS FOR 3 YEARS OR EARLIER IF EXECUTIVE RECEIVES EQUIVALENT COVERAGES UNDER SUBSEQUENT EMPLOYER'S PLANS. EXECUTIVE WILL BE ELIGIBLE TO PARTICIPATE IN COMPANY RETIREE MEDICAL


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         PLAN AFTER THREE (3) YEAR BENEFIT CONTINUATION PERIOD ENDS AT FULL COST
         TO EXECUTIVE.

         (i) Provide additional benefits in any existing plans, programs and arrangements of the Company (other than any severance payments payable under the terms of any benefit plan), including outplacement services consistent with the Company's then existing practice for senior executives or, if there is no such then existing practice, consistent with the Company's past practice for senior executives.

         COMPANY ACTION:

         1. COMPANY WILL REIMBURSE EXECUTIVE FOR REASONABLE COSTS OF BUSINESS TRIPS TO WIRE AND CABLE INDUSTRY TRADE AND PROFESSIONAL SOCIETY BUSINESS MEETINGS IN SUMMER AND FALL 2001. EXECUTIVE WILL ADVISE THE COMPANY OF THE SPECIFIC TRIPS AND PROVIDE REASONABLE DOCUMENTATION OF EXPENSES INCURRED.

         2. CONTINUE TO PROVIDE EXECUTIVE WITH CURRENT COMPANY AUTOMOBILE THROUGH TERMINATION OF THE EXISTING LEASE. COMPANY WILL PURCHASE THE LEASED VEHICLE AT THE END OF THE LEASE TERM AND TRANSFER TITLE TO EXECUTIVE AT THE COMPANY'S COST.

         3. CONTINUE EXECUTIVE'S PARTICIPATION IN THE STOCK LOAN INCENTIVE PLAN (SLIP) UNDER THE TERMS OF THE PLAN, AS IF STILL EMPLOYED BY THE COMPANY AND SUBJECT TO THE FURTHER CONDITION THAT VESTING OF STOCK UNITS IS SUBJECT TO EXECUTIVE'S ADHERENCE TO THE TERMS OF THE NON-COMPETITION COVENANT IN HIS EMPLOYMENT AGREEMENT THROUGH NOVEMBER 2, 2003, WHICH EXTENDS THE PERIOD OF


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                           NON-COMPETITION PROVIDED FOR IN THE EMPLOYMENT
                           AGREEMENT.

                  4. PAY LUMP SUM OF $3,153,782 AS ESTIMATED VALUE OF SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN BENEFIT. THIS IS ESTIMATED AMOUNT SUBJECT TO ADJUSTMENT FOR PRIOR EMPLOYERS' PENSION BENEFITS.

                  5. THE COMPANY WILL PAY THE BASE DUES FOR MEMBERSHIP AT HYDE PARK COUNTRY CLUB FOR THE EXECUTIVE FOR THREE
                           (3) YEARS FROM THE DATE OF TERMINATION OF EMPLOYMENT.

                  6. EXECUTIVE MAY RETAIN ITEMS OF PERSONAL PROPERTY RELATING TO THE BUSINESS AND USED AT HIS HOME INCLUDING FAX MACHINE, MOBILE TELEPHONE AND HANDHELD COMPUTING DEVICE (BLACKBERRY). IN ADDITION, EXECUTIVE MAY TAKE POSSESSION OF PICTURE ON OFFICE WALL AND SCULPTURE IN HIS OFFICE, AND STAND-UP DESK, COMPUTER DESK AND COMPUTER.



OBLIGATIONS OF EXECUTIVE:

Provide release and letter of resignation from director and officer positions in consideration of payments and benefits to be received. In addition, adhere to covenants in the Agreement relating to non-competition, confidentiality, and protection of Company Developments, and any other provisions which survive termination of employment.

OTHER TERMS:

- All payments to Executive will be made subject to applicable payroll deductions.

- Sales or dispositions of Company shares must be made consistent with federal and state securities laws and subject to advice of Company Counsel.

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-        Company and Executive will maintain terms and conditions of settlement in confidence, except as required by law.


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